Third Quarter 2017 Earnings Call October 16, 2017 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

3Q17 Financial Results

Our vision for CapStar is to be a high performing financial institution known for ***sound, profitable, growth***. Third quarter results demonstrating execution of this strategy are highlighted below.

- **Soundness**:
  - No charge-offs for the quarter
  - $1.9 million recovery on a Healthcare loan charged-off in 2Q17
  - NPA's/Loans+ OREO at 0.32%

- **Profitability**:
  - Record earnings for the quarter; Net Income of $4.4 million; Fully Diluted EPS of $0.35
  - ROAA at 1.28%
  - Net Interest Margin increased 11 basis points from 2Q17; asset sensitivity realized

- **Growth (Q317 vs Q316)**:
  - Average loan growth increased 8%; 13% excluding Healthcare
  - Average DDA increased 27%
  - Treasury Management and other Deposit service charges increased 54%

CAPSTAR FINANCIAL HOLDINGS, INC. 4

Summary Financials 3Q17

CapStar experienced record earnings of $0.35 for the quarter

$ in millions	Three Months Ended September 30, 2017	2016	% Change	Nine Months Ended September 30, 2017	2016	% Change	
Balance Sheet (Period Averages)							
Loans (Excl HFS)	$ 991	$ 918	8%	$ 998	$ 872	15%	
Deposits	1,094	1,132	-3%	1,116	1,084	3%	
Total Transaction Deposits (DDA + Now)	528	491	8%	534	450	18%	← Relationship driven products
Total Assets	1,368	1,297	5%	1,367	1,242	10%	
Income Statement							
Net Interest Income	$ 10.8	$ 10.1	7%	$ 31.3	$ 28.3	11%	
Non Interest Income	3.4	3.2	6%	8.2	8.1	1%	
Total Revenue	14.2	13.3	7%	39.5	36.4	9%	Operating Leverage of 3.6x
Provision for Loan Losses	(0.2)	1.6	-112%	12.9	2.8	368%	
Non Interest Expense	8.5	8.5	-1%	25.1	24.5	2%	
Income before Income Taxes	5.9	3.2	88%	1.6	9.2	-83%	
Income Tax Expense	1.5	1.0	45%	0.1	3.0	-95%	
Net Income	4.4	2.1	109%	1.4	6.2	-77%	
Pre-tax Pre-Provision Income*	5.7	4.8	20%	14.4	11.9	21%	← Positive earnings growth
Diluted Net Earnings per Share	$0.35	$0.20	77%	$0.11	$0.58	-81%	
Tangible Book Value per Share, Reported*	$11.36	$11.00	3%	$11.36	$11.00	3%	
ROAA	1.28%	0.65%	0.63%	0.14%	0.66%	-0.53%	
ROATCE*	13.88%	8.84%	5.04%	1.49%	9.07%	-7.58%	
Net Interest Margin	3.26%	3.23%	0.03%	3.18%	3.17%	0.01%	

*Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.

5

Credit Quality Recovery of $1.9MM from Healthcare loan charged-off in 2Q17. Non-performing loans consistent with last quarter.

Loan Growth *Annualized % change from Q217 to Q317 Loan growth was 8% vs. 3Q16 averages. Our loan growth was impacted by several factors this quarter: The Healthcare client segment was impacted by loan payoffs as well as lower new production as a result of the refined Healthcare strategy. Excluding Healthcare, Loans grew 13% vs. 3Q16 averages. Average Loan growth vs. 2Q17 was impacted by a reclassification of TriNet loans from HFI to HFS during the quarter. Excluding both the TriNet reclassification and Healthcare, Total Loans HFI increased 1%. 8% Growth       Q3-17 Change Vs. Q2-17* Change Vs. Q3-16 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Commercial and Industrial $ 406 $ (18) -17% $ 5 1% Commercial Real Estate 376 (20) -20% 102 37% Consumer Real Estate 99 (2) -8% 6 6% Construction and Land Development 70 9 57% (8) -11% Consumer 5 1 83% (2) -26% Other 36 (8) -69% (30) -46% Total Loans HFI $ 991 $ (38) -15% $ 73 8%             Loans - Healthcare 188 (15) -29% (16) -8% Loans - Tri-Net Funding (0) (24) -100% (0) N/A Total Loans HFI - excl. Healthcare & Tri-Net $ 803 $ 1 1% $ 89 13%

Loan Participations Loan Participations $ and % of Gross Loans (EOP) Loan Participations by Line of Business (EOP) In Market $198.0 75% Out of Market 66.0 25% Total Participations $264.0 100% Loan Participations – In/Out of Market (EOP) $ In millions Our goal is to become the client’s primary bank and lead more transactions. Transactions we lead are up to 39% since Q415 Transactions we don’t lead declined $42MM to $264MM from Q217. We have direct calling efforts on all of these customers and many have depository relationships with us. Loan participations are NOT transactions purchased from a syndications desk where there is no relationship with client.

Loan Yields The average loan yield on new loan production was 4.87% for the quarter, up 40 basis points from 2Q17 and above the portfolio average of 4.55%. Variable loans are repricing as expected and improved the loan yield 18 bps. Loan fees increased predominantly due to accelerated amortization on paid off loans. Loan Yield Rollforward 2Q17 (Avg) 4.29% New Loan Production 0.01% Repricing of Variable Rate Loans 0.18% Loans Paid Off -0.01% Increase in Loan Fees 0.08% 3Q17 (Avg) 4.55%

Deposit Growth and Costs * * Annualized % Change from Q2-17 to Q3-17 Fed Funds 0.50% Fed Funds 0.75% Fed Funds 1.00% With the last four rate increases (+100 bps), we have held our deposit costs to a 23% beta (0.54%-0.77% with a 100 bps increase in Fed Funds) 51% of our deposit book is in some form of checking account (DDA & NOW). We are gaining “primary bank” status with our clients. DDA growth of 14% over 2Q17 averages and 27% over 3Q16.       Q3-17 Change Vs. Q2-17* Change Vs. Q3-16 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Non-Interest Bearing $ 237 $ 8 14% $ 50 27% Interest Checking (NOW) 291 (11) -15% (12) -4% Savings & Money Market 355 (25) -26% (83) -19% Time Deposit's under $100K 39 (0) -3% (5) -10% Time Deposit's over $100K 172 11 27% 12 8% Deposits $ 1,094 $ (17) -6% $ (38) -3%

Net Interest Margin Our net interest margin increased with repricing on loans and loan fees. We continue to improve our balance sheet mix and loan/deposit ratio. Increased loan/deposit ratios contributed to net interest margin improvement. Net Interest Margin     2Q17 (Avg) 3.15% Loan Volumes/Repricing 0.22% Increase in Loan Fees 0.03% Liabilities Mix (Deposits/Borrowings) -0.12% Investment/Cash Mix -0.02% 3Q17 (Avg) 3.26%

Treasury Management and Other Deposit Service charges have steadily increased 54% over prior year as we gain share of wallet with our client base. Mortgage fees increased with production vs. last quarter. TriNet business gaining traction and execution. 3rd quarter is our strongest quarter due to seasonality with Mortgage   Three Months Ended (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2017 2017 2017 2016 2016 Non Interest Income           Treasury Management and Other Deposit Service Charges $ 427 $ 342 $ 329 $ 303 $ 277 Loan Commitment Fees 223 187 236 217 329 Net Gain (Loss) on Sale of Securities 9 40 (6) - (4) Tri-Net Fees 367 297 84 125 - Mortgage Banking Income 2,030 1,370 1,216 2,033 2,339 Other 316 430 274 276 251 Total Non Interest Income $ 3,372 $ 2,666 $ 2,134 $ 2,954 $ 3,191 Average Assets $ 1,367,993 $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 Non Interest Income / Average Assets 0.98% 0.77% 0.65% 0.89% 0.98%             Eric – create separate line for Tri-Net fees – put remaining in “other” Non-Interest Income

Non-Interest Expense Overall expense base of $8.5MM. Salary and Employee Benefits increased due to new hires and associated acquisition cost as well as incentive expense related to Tri-Net loan sale. Efficiency ratio improved due to increased revenues.   Three Months Ended (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2017 2017 2017 2016 2016 Non Interest Expense           Salaries and Employee Benefits $ 5,119 $ 4,784 $ 5,086 $ 5,185 $ 5,119 Data Processing & Software 709 711 621 542 627 Professional Fees 336 350 365 406 391 Occupancy 531 539 449 366 352 Equipment 564 544 496 443 458 Regulatory Fees 270 301 307 348 250 Other 947 990 1,052 1,352 1,329 Total Non Interest Expense $ 8,474 $ 8,217 $ 8,375 $ 8,642 $ 8,527 Efficiency Ratio 59.6% 62.1% 69.4% 65.8% 64.0% Average Assets $ 1,367,993 $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 Non Interest Expense / Average Assets 2.46% 2.37% 2.53% 2.60% 2.62%

We have 984K stock options and organizer warrants expiring over the next several years with the majority of them expiring in 2018. Our normalized tax rate will be impacted by the exercise of these grants depending on the stock price at the date of exercise. Effective Tax Rate with Stock Compensation Benefits 3Q17 Effective Tax Rate $ in thousands Normalized income tax expense 0.34 $2,017.9 Reduction in effective tax rate related to lower taxable income due to 2Q17 charge-off (6.0%) -,357.88049999999998 Income Tax Expense, prior to tax benefit from stock compensation transactions 0.2797 1,660.195000000001 Income tax benefit from stock compensation transactions (2.5%) -,144 Income Tax Expense 0.255 $1,516.195000000001 2018 2019 2020 Thereafter Total Stock Options expiring ,628,100 0 42,000 ,253,750 ,923,850 Organizer Warrants expiring 60,000 0 0 0 60,000 Total ,688,100 0 42,000 ,253,750 ,983,850 Stock Price Sensitivity Assumed Stock Price --> $17 $18 $19 $20 $21 2018 Estimated Income tax benefit from stock compensation transactions* $1,225,151.7285 $1,488,625.2185 $1,752,098.7084999999 $2,015,572.1984999999 $2,279,045.6885000002 *Assumes all 2018 expiring stock options and organizer warrants are exercised in 2018 *Assumes current statutory tax rates 2018 Estimated Effective Tax Rate Income Tax Expense, prior to tax benefit from stock compensation transactions 0.34 Income tax benefit from stock compensation transactions (6-14%) Income Tax Expense 20-28% CSTR Stock Price $17 $18 $19 $20 $21 2018 Forecasted Income Before Income Taxes 17,013,440 17,013,441 17,013,442 17,013,443 17,013,444 Income Tax expense prior to stock comp transactions 5,784,569.6000000006 5,784,569.9400000004 5,784,570.2800000003 5,784,570.6200000001 5,784,570.96 $-1,225,151.7285 $-1,488,625.2185 $-1,752,098.7084999999 $-2,015,572.1984999999 $-2,279,045.6885000002 Income Taxe Expense 4,559,417.8715000004 4,295,944.7215 4,032,471.5715000005 3,768,998.4215000002 3,505,525.2714999998 Effective Tax Rate 0.26798918217009615 0.2525029899301382 0.2370167995106458 0.22153061091161855 0.20604442413305618 3Q17 Effective Tax Rate $ in thousands Normalized income tax expense 0.34 $2,017.9 Reduction in effective tax rate related to lower taxable income due to 2Q17 charge-off (6.0%) -,357.88049999999998 Income Tax Expense, prior to tax benefit from stock compensation transactions 0.2797 1,660.195000000001 Income tax benefit from stock compensation transactions (2.5%) -,144 Income Tax Expense 0.255 $1,516.195000000001 2018 2019 2020 Thereafter Total Stock Options expiring ,628,100 0 42,000 ,253,750 ,923,850 Organizer Warrants expiring 60,000 0 0 0 60,000 Total ,688,100 0 42,000 ,253,750 ,983,850 Stock Price Sensitivity Assumed Stock Price --> $17 $18 $19 $20 $21 2018 Estimated Income tax benefit from stock compensation transactions* $1,225,151.7285 $1,488,625.2185 $1,752,098.7084999999 $2,015,572.1984999999 $2,279,045.6885000002 *Assumes all 2018 expiring stock options and organizer warrants are exercised in 2018 *Assumes current statutory tax rates 2018 Estimated Effective Tax Rate Income Tax Expense, prior to tax benefit from stock compensation transactions 0.34 Income tax benefit from stock compensation transactions (6-14%) Income Tax Expense 20-28% CSTR Stock Price $17 $18 $19 $20 $21 2018 Forecasted Income Before Income Taxes 17,013,440 17,013,441 17,013,442 17,013,443 17,013,444 Income Tax expense prior to stock comp transactions 5,784,569.6000000006 5,784,569.9400000004 5,784,570.2800000003 5,784,570.6200000001 5,784,570.96 $-1,225,151.7285 $-1,488,625.2185 $-1,752,098.7084999999 $-2,015,572.1984999999 $-2,279,045.6885000002 Income Taxe Expense 4,559,417.8715000004 4,295,944.7215 4,032,471.5715000005 3,768,998.4215000002 3,505,525.2714999998 Effective Tax Rate 0.26798918217009615 0.2525029899301382 0.2370167995106458 0.22153061091161855 0.20604442413305618

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q3-17   Q2-17   Q1-17   Q4-16   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.35%   9.65%   9.74%   10.01%   NA Tangible Common Equity / Tangible Assets* 9.68%   8.99%   9.08%   9.34%   NA Tier 1 Leverage Ratio 10.36%   9.77%   10.37%   10.46%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.28%   10.54%   11.01%   11.61%   ≥ 8.00% Total Risk Based Capital Ratio 12.42%   11.51%   12.13%   12.60%   ≥ 10.00%

CapStar’s strategy remains one of sound, profitable growth Overall asset quality metrics improving, no charge-offs with a net recovery for the quarter Focused on consistently delivering financial results throughout the company Organic growth opportunities through market share takeaway Remain committed to delivering sustainable ROAA of 1.00% by the end of 2018 Key Takeaways

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables   Three Months Ended Nine Months Ended Twelve Months Ended December 31, September 30, September 30, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA                 Interest Income $ 13,521 $ 11,875 $ 38,390 $ 33,388 $ 45,395 $ 40,504 $ 38,287 $ 41,157 $ 33,966 $ 23,454 Interest Expense 2,678 1,749 7,045 5,105 6,932 5,731 5,871 6,576 6,682 7,146 Net Interest Income 10,843 10,126 31,345 28,283 38,463 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses (195) 1,639 12,900 2,759 2,829 1,651 3,869 938 3,968 1,897 Non-Interest Income 3,372 3,191 8,171 8,130 11,084 8,884 7,419 1,946 1,935 874 Non-Interest Expense 8,474 8,527 25,067 24,487 33,129 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes 5,935 3,152 1,550 9,167 13,590 11,029 7,404 10,157 6,230 2,073 Income Tax Expense 1,516 1,042 141 2,998 4,493 3,470 2,412 3,749 (3,168) - Net Income 4,419 2,109 1,409 6,169 9,097 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 5,740 4,790 14,450 11,926 16,419 12,680 11,273 11,095 10,197 3,970

Historical Financials

	As of September 30,		As of December 31,					
(Dollars in thousands, except per share information)	2017	2016	2016	2015	2014	2013	2012	2011
BALANCE SHEET (AT PERIOD END)								
Cash & Due From Banks	$ 69,789	$ 73,451	$ 80,111	$ 100,185	$ 73,934	$ 44,793	$ 113,282	$ 44,043
Investment Securities	201,034	218,967	235,250	221,890	285,514	305,291	280,115	236,837
Loans Held for Sale	53,225	61,252	42,111	35,729	15,386	-	-	-
Gross Loans and Leases (Net of Unearned Income)	974,530	924,031	935,251	808,396	713,077	626,382	624,328	430,329
Total Intangibles	6,252	6,303	6,290	6,344	6,398	284	317	-
Total Assets	1,338,559	1,318,057	1,333,675	1,206,800	1,128,395	1,008,709	1,031,755	711,183
Deposits	1,091,495	1,136,060	1,128,722	1,038,460	981,057	879,165	919,782	621,212
Borrowings and Repurchase Agreements	95,000	30,000	55,000	48,755	34,837	29,494	7,452	12,622
Total Liabilities	1,194,355	1,179,631	1,194,468	1,098,214	1,025,744	913,294	931,277	636,613
Common Equity	135,204	129,427	130,207	92,086	86,151	79,691	83,977	58,070
Preferred Equity	9,000	9,000	9,000	16,500	16,500	16,500	16,500	16,500
Total Shareholders' Equity	144,204	138,427	139,207	108,586	102,651	96,191	100,478	74,570
Tangible Equity *	137,953	132,123	132,918	102,242	96,253	95,907	100,160	74,570

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 19

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,					
	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
SELECTED PERFORMANCE RATIOS										
Return on Average Assets (ROAA)	1.28%	0.65%	0.14%	0.66%	0.72%	0.66%	0.47%	0.62%	1.11%	0.34%
Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) *	1.66%	1.47%	1.41%	1.28%	1.30%	1.11%	1.06%	1.08%	1.20%	0.65%
Return on Average Equity (ROAE)	12.38%	7.15%	1.33%	7.25%	7.57%	7.08%	4.94%	6.46%	10.56%	2.94%
Return on Average Tangible Equity (ROATE) *	12.96%	7.55%	1.39%	7.68%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
Return on Average Tangible Common Equity (ROATCE) *	13.88%	8.84%	1.49%	9.07%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
Net Interest Margin	3.26%	3.23%	3.18%	3.17%	3.17%	3.19%	3.20%	3.45%	3.30%	2.73%
Efficiency Ratio **	59.62%	64.03%	63.43%	67.25%	66.86%	70.96%	71.70%	69.62%	65.10%	76.89%
Non-Interest Income / Average Assets	0.98%	0.98%	0.80%	0.87%	0.88%	0.78%	0.70%	0.19%	0.23%	0.14%
Non-Interest Expense / Average Assets	2.46%	2.62%	2.45%	2.63%	2.62%	2.72%	2.68%	2.47%	2.25%	2.16%
Loan and Lease Yield	4.55%	4.36%	4.36%	4.33%	4.33%	4.53%	4.74%	5.48%	5.50%	5.02%
Deposit Cost	0.77%	0.58%	0.71%	0.59%	0.59%	0.56%	0.62%	0.71%	0.89%	1.34%

* Reconciliation provided in non-GAAP tables

** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

CAPSTAR FINANCIAL HOLDINGS, INC. 20

Historical Financials

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
PER SHARE OUSTANDING DATA										
Basic Net Earnings per Share	$0.39	$0.24	$0.13	$0.71	$0.98	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	$0.35	$0.20	$0.11	$0.58	$0.81	$0.73	$0.49	$0.62	$1.00	$0.24
Book Value Per Share, Reported	$11.92	$11.57	$11.92	$11.57	$11.62	$10.74	$10.17	$9.54	$9.65	$8.13
Tangible Book Value Per Share, Reported*	$11.36	$11.00	$11.36	$11.00	$11.06	$10.00	$9.41	$9.51	$9.61	$8.13
Book Value Per Share, Adjusted *	$11.80	$11.47	$11.80	$11.47	$11.52	$10.66	$10.18	$9.65	$9.74	$8.52
Tangible Book Value Per Share, Adjusted *	$11.28	$10.95	$11.28	$10.95	$11.00	$10.04	$9.55	$9.63	$9.71	$8.52
Shares of Common Stock Outstanding at End of Period	11,346,498	11,191,021	11,346,498	11,191,021	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
CAPITAL RATIOS (AT PERIOD END)										
Tier 1 Leverage Ratio	10.36%	10.47%	10.36%	10.47%	10.46%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	10.58%	10.75%	10.58%	10.75%	10.90%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	11.28%	11.46%	11.28%	11.46%	11.61%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	12.42%	12.45%	12.42%	12.45%	12.60%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Assets Ratio	10.77%	10.50%	10.77%	10.50%	10.44%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	10.35%	10.07%	10.35%	10.07%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 21

Historical Financials

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
NON-PERFORMING ASSETS (NPA)										
Non-Performing Loans	$ 3,165	$ 4,123	$ 3,165	$ 4,123	$ 3,619	$ 2,689	$ 7,738	$ 6,552	$ 8,784	$ 141
Troubled Debt Restructurings	1,222	1,288	1,222	1,288	1,272	125	2,618	-	-	141
Other Real Estate and Repossessed Assets	-	-	-	-	-	216	575	1,451	1,822	-
Non-Performing Assets	3,165	4,123	3,165	4,123	3,619	2,905	8,313	8,003	10,606	141
ASSET QUALITY RATIOS										
Non-Performing Assets / Assets	0.24%	0.31%	0.24%	0.31%	0.27%	0.24%	0.74%	0.79%	1.03%	0.02%
Non-Performing Loans / Loans	0.32%	0.45%	0.32%	0.45%	0.39%	0.33%	1.09%	1.05%	1.41%	0.03%
Non-Performing Assets / Loans + OREO	0.32%	0.45%	0.32%	0.45%	0.39%	0.36%	1.16%	1.27%	1.69%	0.03%
Net Charge-Offs to Average Loans (Periods Annualized)	-0.75%	0.25%	1.39%	0.21%	0.15%	0.38%	0.15%	0.11%	0.40%	0.14%
Allowance for Loan Losses to Total Loans and Leases	1.45%	1.25%	1.45%	1.25%	1.24%	1.25%	1.58%	1.35%	1.32%	1.45%
Allowance for Loan to Non-Performing Loans	446.2%	279.2%	446.2%	279.2%	321.4%	376.8%	145.8%	129.1%	93.5%	4415.6%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 22

Historical Financials * Reconciliation provided in non-GAAP tables   As of September 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 COMPOSITION OF LOANS HELD FOR INVESTMENT               Commercial Real Estate $ 366,778 $ 272,546 $ 302,322 $ 251,196 $ 219,793 $ 182,392 $ 177,584 $ 135,855 Consumer Real Estate 100,811 96,919 97,015 93,785 82,167 63,893 77,787 51,256 Construction and Land Development 79,951 91,366 94,491 52,522 46,193 30,217 35,674 24,676 Commercial and Industrial 394,600 389,718 379,620 353,442 332,914 312,527 279,755 175,518 Consumer 6,289 7,046 5,974 8,668 7,910 7,939 10,749 12,687 Other Loans 26,101 66,435 55,829 48,782 28,578 32,132 46,929 30,337 DEPOSIT COMPOSITION             Non-Interest Bearing 250,007 191,469 197,788 190,580 157,355 135,448 102,786 66,641 Interest Checking 303,756 284,501 299,621 189,983 115,915 84,028 60,663 12,655 Savings & Money Market 338,391 451,416 447,686 437,214 484,600 427,312 544,762 404,775 Time Deposits Less Than $100,000 38,397 42,744 41,128 45,902 51,813 46,819 52,844 21,563 Time Deposits Greater Than or Equal to $100,000 160,944 165,930 142,500 174,781 171,373 185,482 158,778 115,578

Historical Financials

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS										
Construction and Development	$ 79,951	$ 91,366	$ 79,951	$ 91,366	$ 94,491	$ 52,522	$ 46,193	$ 30,217	$ 35,674	$ 24,676
Commercial Real Estate and Construction	376,416	254,541	376,416	254,541	282,513	198,285	172,803	146,258	150,253	109,988
Construction and Development to Total Risk Based Capital (Reg. 100%)	51.4%	62.3%	51.4%	62.3%	63.2%	45.3%	42.8%	30.1%	36.7%	32.3%
Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%)	242.2%	173.7%	242.2%	173.7%	188.8%	170.9%	160.0%	145.8%	154.6%	144.0%
MORTGAGE METRICS										
Total Origination Volume	$ 116,619	$ 156,463	$ 349,229	$ 393,378	$ 522,037	$ 422,323	$ 253,099	-	-	-
Total Mortgage Loans Sold	126,965	154,565	323,539	370,375	523,031	407,941	245,891	-	-	-
Purchase Volume as a % of Originations	84%	68%	79%	69%	67%	72%	76%	-	-	-
Mortgage Fees/Gain on Sale of Loans	2,030	2,339	4,617	5,342	7,375	5,962	4,067	-	-	-
Mortgage Fees/Gain on Sale as a % of Loans Sold	1.60%	1.51%	1.43%	1.44%	1.41%	1.46%	1.65%	-	-	-
Mortgage Fees/Gain on Sale as a % of Total Revenue	14.3%	17.6%	11.7%	14.7%	14.9%	13.7%	10.2%	-	-	-

CAPSTAR FINANCIAL HOLDINGS, INC.
24

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ 5,935 $ 3,152 $ 1,550 $ 9,167 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan Losses (195) 1,639 12,900 2,759 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Income 5,740 4,790 14,450 11,926 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,367,993 $1,296,871 $1,367,289 $1,241,993 $1,262,763 $1,140,760 $1,064,705 $1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Income 5,740 4,790 14,450 11,926 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.66% 1.47% 1.41% 1.28% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	As of September 30, 2017	As of September 30, 2016	As of December 31, 2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY								
Total Shareholders' Equity	$ 144,204	$ 138,427	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,252	6,303	6,290	6,344	6,398	284	317	-
Tangible Equity	137,953	132,123	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY								
Tangible Equity	$ 137,953	$ 132,123	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	9,000	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	128,953	123,123	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS								
Tangible Equity	$ 137,953	$ 132,123	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,338,559	1,318,057	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Less: Intangible Assets	6,252	6,303	6,290	6,344	6,398	284	317	-
Tangible Assets	1,332,308	1,311,754	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	10.35%	10.07%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS								
Tangible Common Equity	$ 128,953	$ 123,123	$ 123,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,332,308	1,311,754	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	9.68%	9.39%	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

CAPSTAR FINANCIAL HOLDINGS, INC.
26

Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)										
Total Average Shareholder's Equity	$ 141,556	$ 117,390	$ 141,965	$ 113,607	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,258	6,312	6,271	6,325	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	135,297	111,078	135,694	107,283	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	4,419	2,109	1,409	6,169	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Equity (ROATE)	12.96%	7.55%	1.39%	7.68%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)										
Average Tangible Equity	135,297	111,078	135,694	107,283	$ 113,805	$ 100,356	$ 94,175	$ 98,852	$ 87,838	$ 70,625
Less: Preferred Equity	9,000	16,174	9,000	16,391	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	126,297	94,904	126,694	90,892	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	4,419	2,109	1,409	6,169	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Common Equity (ROATCE)	13.88%	8.84%	1.49%	9.07%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD										
Shares of Common Stock Outstanding	11,346,498	11,191,021	11,346,498	11,191,021	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	878,049	878,049	878,049	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,224,547	12,069,070	12,224,547	12,069,070	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

CAPSTAR FINANCIAL HOLDINGS, INC. 27

As of September 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 144,204 $ 138,427 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,224,547 12,069,070 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $ 11.80 $ 11.47 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 128,953 $ 123,123 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,346,498 11,191,021 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $ 11.36 $ 11.00 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 137,953 $ 132,123 $132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,224,547 12,069,070 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $ 11.28 $ 10.95 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters